Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
Income Taxes

Note 7

Income Taxes

Income taxes attributable to continuing operations for the years ended December 31, 2012, 2011 and 2010 differed from the amounts computed by applying the statutory U.S. Federal income tax rate of 35% to earnings before income taxes excluding non-controlling interest for the following reasons:

	Years ended December 31,
(Thousands of dollars)	2012	2011	2010
Computed “expected” tax expense excluding non-controlling interest	$128,275	$155,714	$127,625
Adjustments to tax expense attributable to:
Foreign tax differences	(36,139)	(40,733)	(33,322)
Tax-exempt investment income	(62)	(116)	(974)
State income taxes, net of federal benefit	658	3,849	1,803
Change in valuation allowance	-	(754)	(6,189)
Federal tax credits	(1,693)	(5,153)	(3,351)
Change in pension deferred tax	(1,252)	(199)	(329)
Domestic manufacturing deduction	(5,643)	(8,012)	(4,837)
Other	46	(5,545)	607
Total income tax expense	$84,190	$99,051	$81,033

Most of Seaboard’s foreign tax differences are attributable to a significant portion of the earnings from Seaboard’s foreign operations being subject to no income tax or a tax rate which is considerably lower than the U.S. corporate tax rate.

Earnings before income taxes consisted of the following:

	Years ended December 31,
(Thousands of dollars)	2012	2011	2010
United States	$178,821	$300,992	$223,401
Foreign	187,680	143,906	141,243
Total earnings excluding non-controlling interest	366,501	444,898	364,644
Less: net loss (income) attributable to non-controlling interest	(277)	2,290	599
Total earnings before income taxes	$366,778	$442,608	$364,045

The components of total income taxes were as follows:

	Years ended December 31,
(Thousands of dollars)	2012	2011	2010
Current:
Federal	$68,928	$79,069	$48,814
Foreign	31,149	15,318	15,855
State and local	6,507	6,549	2,924
Deferred:
Federal	(16,818)	(1,761)	13,204
Foreign	(935)	(232)	15
State and local	(4,641)	108	221
Income tax expense	84,190	99,051	81,033
Unrealized changes in other comprehensive income	(9,197)	(12,604)	(5,443)
Total income taxes	$74,993	$86,447	$75,590

As of December 31, 2012 and 2011, Seaboard had income taxes receivable of $8,046,000 and $33,539,000, respectively, primarily related to domestic tax jurisdictions, and had income taxes payable of $14,381,000 and $2,604,000, respectively, primarily related to foreign tax jurisdictions.

Components of the net deferred income tax liability at the end of each year were as follows:

	December 31,
(Thousands of dollars)	2012	2011
Deferred income tax liabilities:
Cash basis farming adjustment	$10,413	$10,581
Depreciation	108,083	109,409
LIFO	7,012	27,927
Other	3,770	4,406
	$129,278	$152,323
Deferred income tax assets:
Reserves/accruals	$87,836	$83,816
Tax credit carry-forwards	12,813	11,217
Deferred earnings of foreign subsidiaries	17,851	12,672
Net operating and capital loss carry-forwards	11,756	15,800
Other	1,442	2,041
	131,698	125,546
Valuation allowance	11,758	16,320
Net deferred income tax liability	$9,338	$43,097

Seaboard recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense. For the years ended December 31, 2012, 2011 and 2010, such interest and penalties were not material. The Company had approximately $926,000 and $1,377,000 accrued for the payment of interest and penalties on uncertain tax positions at December 31, 2012, and 2011, respectively.

As of December 31, 2012 and 2011, Seaboard had $5,053,000 and $7,898,000, respectively, in total unrecognized tax benefits all of which, if recognized, would affect the effective tax rate. Seaboard does not have any material uncertain tax positions in which it is reasonably possible that the total amounts of the unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.  The following table is a reconciliation of the beginning and ending amount of unrecognized tax benefits:

(Thousands of dollars)	2012	2011
Beginning balance at January 1	$7,898	$3,548
Additions for uncertain tax positions of prior years	929	66
Decreases for uncertain tax positions of prior years	(2,715)	(109)
Additions for uncertain tax positions of current year	1,165	4,791
Lapse of statute of limitations	(2,224)	(398)
Ending balance at December 31	$5,053	$7,898

Seaboard’s tax returns are regularly audited by federal, state and foreign tax authorities, which may result in adjustments. Seaboard’s U.S. federal income tax years’ are closed through 2009. Seaboard’s 2010 U.S. income tax return is currently under IRS examination.

As of December 31 2012, Seaboard had not provided for U.S. Federal Income and foreign withholding taxes on $985,402,000 of undistributed earnings from foreign operations, as Seaboard intends to reinvest such earnings indefinitely outside of the United States. Determination of the tax that might be paid on these undistributed earnings if eventually remitted is not practical.

Seaboard had a tax holiday in the Dominican Republic for the Power segment in 2012, 2011 and 2010, which resulted in tax savings of approximately $2,063,000, $16,275,000 and $3,434,000, or $1.71, $13.40 and $2.80 per diluted earnings per common share for the years ended December 31, 2012, 2011 and 2010, respectively. The tax holiday ceased on April 1, 2012.

Management believes Seaboard’s future taxable income will be sufficient for full realization of the net deferred tax assets. The valuation allowance relates to the tax benefits from foreign net operating losses. Management does not believe these benefits are more likely than not to be realized due to limitations imposed on the deduction of these losses. At December 31, 2012, Seaboard had foreign net operating loss carry-forwards (NOLs) of approximately $39,241,000 a portion of which expire in varying amounts between 2013 and 2019, while others have indefinite expiration periods.

At December 31, 2012, Seaboard had state tax credit carry-forwards of approximately $19,712,000, net of valuation allowance, all of which carry-forward indefinitely.

On January 2, 2013, the American Taxpayer Relief Act of 2012 (the Tax Act) was signed into law.  The Tax Act extends many expired corporate income tax provisions that impact current and deferred taxes for financial reporting purposes.  In accordance with U.S. GAAP, the determination of current and deferred taxes is based on the provisions of the enacted law as of the balance sheet date; the effects of future changes in tax law are not anticipated.  The effects of changes in tax laws, including retroactive changes, are recognized in the financial statements in the period that the changes are enacted.  Accordingly, as the Tax Act was signed into law in 2013, the effects of the retroactive provisions in the new law on current and deferred taxes assets and liabilities for Seaboard will be recorded in the first quarter of 2013.  Although management is currently still evaluating the impacts of the Tax Act on its 2012 income tax liability, it is anticipated the total impact will be a one-time tax benefit of approximately $7,500,000 to $15,000,000 recorded in the first quarter of 2013.  In addition to this amount is a one-time credit of approximately $11,260,000 for 2012 Federal blender’s credits that will be recognized as revenues in the first quarter of 2013.  See Note 13 for further discussion of this Federal blender’s credit.